SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: FEBRUARY 9, 2004

                          ACTIVECORE TECHNOLOGIES, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           NEVADA                     000-30397                  65-6998896
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                        156 FRONT STREET WEST, SUITE 210
                            TORONTO, ONTARIO, M5J 2L6
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                    (Address of principal executive offices)

                                 (416)-252-6200
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                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Item 8.01 - OTHER EVENTS

ON FEBRUARY 9, 2005 THE COMPANY ISSUED A PRESS RELEASE INDICATING THAT THE COMPANY HAS CHANGED AUDITORS COMMENCING FOR THE FISCAL YEAR END DECEMBER 31, 2004. THE NEW AUDITORS WILL BE BDO INTERNATIONAL WHO WILL REPLACE WEINBERG AND COMPANY OF BOCA RATON, FLORIDA. THE TRANSITION TO NEW AUDITORS WAS MADE AS A RESULT OF THE COMPANY'S INCREASING INTERNATIONAL PRESENCE IN THE UK, CANADA AND THE UNITED STATES.

Item 9.01  EXHIBITS

EXHIBIT
NUMBER        DESCRIPTION
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10.1          Copy of Press Release



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   February 9, 2005              IVP TECHNOLOGY CORPORATION

                                       By:   /s/ Peter J. Hamilton
                                       ---------------------------
                                       Name: Peter J. Hamilton
                                       Its:  President and CEO

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